UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 15, 2017

Insight Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25092	86-0766246
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6820 South Harl Avenue, Tempe, Arizona		85283
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-333-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Insight Enterprises, Inc. ("Insight" or the "Company") was held on May 15, 2017. At the Company’s 2017 Annual Meeting of Stockholders, the following proposals were considered:

(1) The election of six directors, whose terms expired at the 2017 Annual Meeting, to serve until the 2018 Annual Meeting of Stockholders (or until their respective successors have been duly elected and qualified);
(2) An advisory vote to approve named executive officer compensation;
(3) An advisory vote on the frequency of future advisory votes to approve named executive officer compensation; and
(4) The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

The final voting results for each proposal are described below. For beneficial owners holding Insight common stock at a bank or brokerage institution, a "broker non-vote" occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

Proposal 1

Six directors were elected, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

Richard E. Allen –

For – 31,337,043, Against – 275,416, Abstentions – 14,094, Broker Non-Votes – 1,293,595

Bruce W. Armstrong –

For – 31,304,357, Against – 308,102, Abstentions – 14,094, Broker Non-Votes – 1,293,595

Catherine Courage –

For – 31,346,139, Against – 266,458, Abstentions – 13,956, Broker Non-Votes – 1,293,595

Bennett Dorrance –

For – 31,064,962, Against – 547,125, Abstentions – 14,466, Broker Non-Votes – 1,293,595

Michael M. Fisher –

For – 30,228,555, Against – 1,383,652, Abstentions – 14,346, Broker Non-Votes – 1,293,595

Kenneth T. Lamneck –

For – 31,289,393, Against – 322,814, Abstentions – 14,346, Broker Non-Votes – 1,293,595

In addition, Directors Timothy A. Crown, Anthony A. Ibargüen and Kathleen S. Pushor (each of whose term expires at the 2018 annual meeting) continued their respective terms of office following the 2017 Annual Meeting of Stockholders.

Proposal 2

The stockholders voted, by an advisory vote, to approve the compensation of Insight’s named executive officers, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

For – 29,883,511, Against – 1,705,540, Abstentions – 37,502, Broker Non-Votes – 1,293,595

Proposal 3

The stockholders voted, by an advisory vote, to hold future advisory votes on the compensation of our named executive officers every year. The aggregate votes cast on this matter, as well as the abstentions and broker non-votes, were as follows:

Every one (1) year – 23,946,261, Every two (2) years – 8,300, Every three (3) years – 7,628,311, Abstentions – 43,681, Broker Non-Votes – 1,293,595

Proposal 4

The Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 was ratified, and the aggregate votes cast for or against, as well as the abstentions, were as follows:

For – 32,636,379, Against – 282,648, Abstentions – 1,121

Annual Frequency of Say on Pay Advisory Votes

Based on the voting results for Proposal 3 above for which Insight stockholders approved the recommendation of the Board of Directors to hold an annual advisory vote on the compensation of our named executive officers ("say on pay"), the Board affirmed its recommendation and will continue to hold future say on pay advisory votes on an annual basis, until the next stockholder vote on say on pay frequency.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

May 16, 2017	By:	Glynis A. Bryan

Name: Glynis A. Bryan
Title: Chief Financial Officer